UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2020

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400 Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SAIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a regularly scheduled meeting of the Board of Directors (the "Board") of Saia, Inc. (the "Company") held on July 28,2020, the Board determined to move one of the directors from Class II (with a term expiring at the 2022 annual meeting of stockholders) to Class I (with a term expiring at the 2021 annual meeting of stockholders) to achieve a more equal balance of membership among the classes of directors following the decision of William F. Evans to retire from the Board on June 26, 2020.

Accordingly, on July 28, 2020, Susan F. Ward notified the Company of her resignation from the Board as a Class II director and was immediately reappointed to the Board as a Class I director. Ms. Ward continues to serve as the Company’s Chair of the Audit Committee.

The resignation and reappointment of Ms. Ward was effected solely to rebalance the Board classes, and for all other purposes, including vesting and other compensation matters, Ms. Ward’s service on the Board is deemed to have continued uninterrupted. Ms. Ward will receive the same compensation for her services as other non-employee directors of the Company. That compensation includes an annual cash retainer of $65,000, a restricted stock award equal to $110,000 and an annual cash retainer of $15,000 for service as the Audit Committee Chair.

Other than the standard compensation arrangements summarized above, there are no arrangements or understandings between Ms. Ward and any other person pursuant to which she was elected as a director. Ms. Ward is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S‑K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.
Date: July 29, 2020	/s/ Stephanie R. Maschmeier Stephanie R. Maschmeier Chief Accounting Officer (Principal Accounting Officer)